UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 22, 2004


                                 MEDIA 100 INC.
                                 --------------
               (Exact name of Registrant as specified in charter)

                    DELAWARE         0-14779             04-2532613
                    --------         -------             ----------
                  (State or other (Commission File   (I.R.S. Employer
                  jurisdiction)       Number)       Identification No.)


             450 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 460-1600
                                  -------------
                Registrant's Telephone number including area code




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On March 19, 2004, Media 100 Inc. filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Massachusetts, in Boston (the "Bankruptcy Court"), in re Media 100 Inc., Case Number 04-41521-HJB. Media 100 will continue to operate its business as a "debtor in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In connection with the filing, Media 100 Inc. issued a press release announcing that Optibase Ltd. has executed an agreement to acquire substantially all the assets of Media 100 and a separate agreement that provides for up to $1 million of secured debtor-in-possession funding. The full text of that press release is attached as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDIA 100 INC.


                                        By:   /s/ Steven D. Shea
                                              ------------------
Date:  March 23, 2004                            Steven D. Shea
                                        Chief Financial Officer and Treasurer
                                        (Chief Financial Officer)



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                                  EXHIBIT INDEX


Exhibit Number    Title
--------------    -----

     99.1 Press release issued by Media 100 Inc. on March 22, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.